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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 21, 2002


                            Cambridge Holdings, Ltd.
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             (Exact name of registrant as specified in its charter)


                                    Colorado
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


          0-12962                                    84-0826695
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 (Commission File Number)               (IRS Employer Identification Number)


              106 S. University Boulevard, No. 14, Denver, CO 80209
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code (303) 722-4008
                                                           --------------



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                            CAMBRIDGE HOLDINGS, LTD.

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or disposition of assets.

         On February 21, 2002, Cambridge Holdings, Ltd. (the "Company") was informed of the approval by General Electric Capital Corporation ("GE Capital"), the senior lender to Advanced Nutraceuticals, Inc. ("ANI"), of the Company's $250,000 loan to ANI. The loan is subordinated to GE Capital and bears interest at 7% per annum. Interest and principal are due on January 3, 2003. The note is convertible at the option of the Company into shares of ANI's common stock at $1.00 per share. The Company also received a warrant entitling the Company to purchase up to 50,000 shares of ANI's common stock at $1.00 per share through June 30, 2004.

         Gregory Pusey, who is President, a director and a principal shareholder of ANI, is also the President, a director and majority shareholder of the Company. Jeffrey G. McGonegal, Senior Vice President-Finance and Secretary of the Company, is also Senior Vice President-Finance and Secretary of ANI.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         10.1 Subordinated Promissory Note made by Advanced Nutraceuticals, Inc. to the Company in the principal amount of $250,000.

         10.2 Warrant issued by Advanced Nutraceuticals, Inc. to the Company to purchase 50,000 shares of Advanced Nutraceuticals, Inc.'s common stock at $1.00 per share.

         10.3 Intercreditor and Subordination Agreement among the Company, Advanced Nutraceuticals, Inc. and General Electric Capital Corporation.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CAMBRIDGE HOLDINGS, INC.



Dated: February 22, 2002                 By:        /s/ Gregory Pusey
                                            -----------------------------------
                                                 Gregory Pusey, President



                                       -2-

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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
10.1     Subordinated Promissory Note made by Advanced Nutraceuticals, Inc. to the Company in the principal amount of $250,000.

10.2 Warrant issued by Advanced Nutraceuticals, Inc. to the Company to purchase 50,000 shares of Advanced Nutraceuticals, Inc.'s common stock at $1.00 per share.

10.3     Intercreditor and Subordination Agreement among the Company, Advanced
         Nutraceuticals, Inc. and General Electric Capital Corporation.